OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated June 7, 2006

This Supplement updates certain information contained in the currently effective Old Mutual Insurance Series Fund Prospectus as dated April 4, 2006. You may obtain an additional copy of a Prospectus and all current supplements, free of charge, by calling toll-free 1-888-724-4669 or via the Internet at www.omfunds.com.

In the Prospectus dated April 4, 2006, the following Average Annual Total Returns Table is deleted in its entirety and replaced with the following Average Annual Total Returns Table:

Old Mutual Mid-Cap Portfolio

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (11/30/98)
Mid-Cap Portfolio	5.71%	8.18%	14.78%
S&P MidCap 400 Index	10.26%	6.52%	12.35%

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

D-06-352 06/2006